INVESTOR PRESENTATION

CABLE ONE®

Wells Fargo Securities Technology, Media & Telecommunications Conference

November 11, 2015

Disclaimer

This presentation has been prepared by Cable One, Inc. (Cable ONE or the Company). This presentation includes "forward-looking statements" that reflect Cable ONE's current views and information currently available. This information is, where applicable, based on assumptions and analysis that Cable ONE believes, as of the date hereof, provides a reasonable basis for the data and other information contained herein. These statements can be identified by the fact that they do not relate strictly to historical or current facts, but rather are based on current expectations, estimates, assumptions and projections about the cable industry, Cable ONE's business and financial results, and the results of Cable ONE's tax-related internal review. Forward-looking statements often include words such as "anticipates," "estimates," "expects," "projects," "intends," "plans," "believes" and words and terms of similar substance in connection with discussions of future operating or financial performance. These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which are outside the control of Cable ONE and its officers, employees, agents or associates. Actual results, performance or achievements may vary materially from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. Readers are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. Some of the factors that Cable ONE believes could affect its results include the risks discussed in the "Risk factors" section in Cable ONE's Registration Statement on Form 10 as filed with the Securities and Exchange Commission (SEC).

We caution you that in light of the risks and uncertainties described in Cable ONE's filings with the SEC, the matters referred to in the forward-looking statements contained in this presentation may not in fact occur. There can be no assurance that the data and other information contained herein is reflective of future performance to any degree. Except as otherwise expressly provided, all information herein speaks only as of (1) the date hereof, in the case of information about Cable ONE, or (2) the date of such information, in the case of information from persons other than Cable ONE. Cable ONE undertakes no duty to update or revise the information contained herein, publicly or otherwise. Estimates regarding Cable ONE's industry and end markets, if any, are based on sources Cable ONE believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

The financial data in this presentation has been derived from audited financial statements for each of the three years in the period ended December 31, 2014, and as of December 31, 2014, and December 31, 2013, included in Cable ONE's Form 10 as filed with the SEC. The financial data from and as of prior and subsequent periods was derived from unaudited financial statements.

Presenters



Tom Might
Chairman & CEO



Kevin Coyle
CFO

Cable ONE's operating focus is on long-term free cash flow growth, not short-term revenue or unit growth. We switched from a video-centric triple-play strategy to a Residential Data and Business Services strategy in 2012.

We like the early results and long-term prospects.

Before we get into the numbers, let us explain where we are coming from

*Slide from SNL Kagan Cable Investor Conference – **November 11, 2013***

WALL STREET MYTHS ABOUT MSOs TODAY

WALL STREET MYTHS ABOUT MSOs TODAY

*Slide from SNL Kagan Cable Investor Conference – **November 11, 2013***

CONTRIBUTION vs. FREE CASH FLOW

WALL STREET MYTH #1

The $40 of Contribution per video sub equals profit , so video sub counts still matter a lot to MSO value.

REALITY

All MSO Expenses and Capex are variable.

There is no meaningful video Free Cash Flow left. MSOs are successfully harvesting video subs.

WALL STREET MYTHS ABOUT MSOs TODAY

*Slide from SNL Kagan Cable Investor Conference – **November 11, 2013***

VIDEO vs. NON-VIDEO LINKAGE

WALL STREET MYTH #2

Video is a necessary gateway product for MSOs.

REALITY

1. Non-video subs (HSD-only) have a 26% CAGR while video subs losses accelerate.
2. Business revenue (also non-video) has a 21% CAGR.

WALL STREET MYTHS ABOUT MSOs TODAY

*Slide from SNL Kagan Cable Investor Conference – **November 11, 2013***

SCALE vs. FOCUS

WALL STREET MYTH #3

Economy-of-scale is the only MSO strategy that works.

REALITY

There is no relationship between MSO expense per unit and size, because there are plenty of other successful strategies that substitute focus for scale.

WALL STREET MYTHS ABOUT MSOs TODAY

Slide from SNL Kagan Cable Investor Conference – November 11, 2013

CONTENT vs. DISTRIBUTION

WALL STREET MYTH #4

Bundled content providers have nearly unlimited and unending leverage over distributors.

REALITY

See MYTH #1. Little MSO video free cash flow means little programmer leverage. Passing through the full increases is accelerating the video cliff.

A hypothetical model with a shift from Product A to Product B helps demonstrate important points

***Product A** dominates revenues today, but is failing and has modest OCF margins*

***Product B** is smaller, but has rapid growth and twice the OCF margin*

	YEAR 0			YEAR 10			
	PRODUCT A	PRODUCT B	TOTAL	PRODUCT A	PRODUCT B	TOTAL	CAGR
Revenue (Share)	$60 (60%)	$40 (40%)	$100	$36 (26%)	$104 (74%)	$140	3%
Revenue CAGR	-5%	+10%		-5%	+10%		
OCF Margin	25%	50%	35%	25%	50%	35%	
OCF (Share)	$15 (43%)	$20 (57%)	$35	$9 (15%)	$52 (85%)	$61	6%

The numbers in this hypothetical model do not match Cable ONE's revenues, margins, or growth rates.

Revenue by Product



A period of initial slow revenue growth, followed by consistent improvement
Total Revenue Growth...
$80
$60
$40
$20
$0
7%
6%
5%
4%
3%
2%
1%
0%
0 1 2 3 4 5 6 7 8 9 10
YEAR

OCF by Product



A period of initial lower OCF growth and margins, followed by consistent expansion
Total OCF Growth Rate
% = OCF Margin
$50
$40
$30
$20
$10
$0
8%
7%
6%
5%
4%
3%
2%
1%
0%
35% 36% 37% 38% 39% 40% 40% 41% 42% 43% 44%
0 1 2 3 4 5 6 7 8 9 10
YEAR

Has our model lived up to our expectations? YES!

Slide Derived from Cable ONE Road Show Presentation – June, 2015


2012 – 2014 growth
Video PSUs[1]
(24%)
6%
HSD PSUs[1]
38%
Commercial PSUs
Bad debt
(50%)
1%
Revenue
Opex
(2%)
7%
Adj. EBITDA[2]

[1] Residential and commercial.
[2] See Adjusted EBITDA definition and reconciliation in the Appendix. Adjusted EBITDA as reported in June 2015 has been updated to be consistent with the definition in the Appendix.

Has our model lived up to our expectations? YES!

Slide Derived from Cable ONE Road Show Presentation – June, 2015 Updated for LTM


2012 – ~~2014~~ LTM Growth
Video PSUs[1]
~~(24%)~~ (36%)
HSD PSUs[1]
~~6%~~ 8%
Commercial ~~PSUs~~ Revenue
~~38%~~ 60%
Bad debt
~~(50%)~~ (55%)
Revenue
~~1%~~ 0%
Opex
~~(2%)~~ (5%)
Adj. EBITDA[2]
~~7%~~ 8%

[1] Residential and commercial.
[2] See Adjusted EBITDA definition and reconciliation in the Appendix. Adjusted EBITDA as reported in June 2015 has been updated to be consistent with the definition in the Appendix.

Has our model lived up to our expectations? YES!

Slide Derived from Cable ONE Road Show Presentation – June, 2015

Revenue ($mm)



$779
$779
$805
$826
$815
$809
2010
2011
2012
2013
2014
LTM 3/31/15

Adj. EBITDA[1] ($mm)



Margin
37.1%
36.0%
35.5%
36.4%
37.5%
37.6%
$289
$280
$286
$300
$305
$304
2010
2011
2012
2013
2014
LTM 3/31/15

Capex ($mm)



% of revenue ²
14%
17%
20%
17%
22%
21%
$109
$131
$157
$142
$177
$170
2010
2011
2012
2013
2014
LTM 3/31/15

Adj. EBITDA[1] – capex ($mm)



Conversion rate ³
62%
53%
45%
53%
42%
44%
Average: 50%
$180
$149
$129
$158
$128
$135
2010
2011
2012
2013
2014
LTM 3/31/15

[1] See Adjusted EBITDA definition and reconciliation in the Appendix. Adjusted EBITDA as reported in June 2015 has been updated to be consistent with the definition in the Appendix.
[2] Capex as a percentage of revenue.
[3] Conversion rate defined as Adjusted EBITDA less capex as a percentage of Adjusted EBITDA.

Has our model lived up to our expectations? YES!

Slide Derived from Cable ONE Road Show Presentation – June, 2015 Updated for LTM



Revenue ($mm)
$779
$779
$805
$826
$815
~~$809~~ $805
2010
2011
2012
2013
2014
LTM ~~3/31/15~~ 9/30/15



Up 300bp
Adj. EBITDA¹ ($mm)
Margin
37.1%
36.0%
35.5%
36.4%
37.5%
~~37.6%~~ 38.5%
$289
$280
$286
$300
$305
~~$304~~ $310
2010
2011
2012
2013
2014
LTM ~~3/31/15~~ 9/30/15



Capex ($mm)
% of revenue ²
14%
17%
20%
17%
22%
~~21%~~ 18%
$109
$131
$157
$142
$177
~~$170~~ $145
2010
2011
2012
2013
2014
LTM ~~3/31/15~~ 9/30/15



Adj. EBITDA¹ – capex ($mm)
Conversion rate ³
62%
53%
45%
53%
42%
~~44%~~ 53%
Average: 50%
$180
$149
$129
$158
$128
~~$135~~ $164
2010
2011
2012
2013
2014
LTM ~~3/31/15~~ 9/30/15

[1] See Adjusted EBITDA definition and reconciliation in the Appendix. Adjusted EBITDA as reported in June 2015 has been updated to be consistent with the definition in the Appendix.
[2] Capex as a percentage of revenue.
[3] Conversion rate defined as Adjusted EBITDA less capex as a percentage of Adjusted EBITDA.

As predicted by our hypothetical model, Residential Data and Business Services start to dominate Adjusted EBITDA

Total Revenues are slack while declining products still dominate, but overall margins expand in the Residential Data and Business Services direction

Revenues by Product ($mm)



$779
$779
$805
$826
$815
$805
$428
$383
$374
$386
$361
$339
$70
$83
$81
$75
$62
$53
$30
$43
$53
$64
$77
$82
$200
$219
$245
$252
$266
$285
30%
46%
2010
2011
2012
2013
2014
Q3 2015 LTM
Residential HSD
Business Services
Residential Phone
Residential Video
Advertising Revenue
Other

Adjusted EBITDA[1] by Product ($mm)



Margin
37.1%
36.0%
35.5%
36.4%
37.5%
38.5%
$289
$280
$286
$300
$305
$310
2010
2011
2012
2013
2014
Q3 2015 LTM
Residential HSD
Business Services
Residential Phone
Residential Video
Advertising Revenue²
Other

[1] See Adjusted EBITDA definition and reconciliation in the Appendix. Adjusted EBITDA has been updated to be consistent with the definition in the Appendix.
[2] Costs are not allocated to Advertising Sales.

A more detailed look at the last quarter versus a year ago shows we are passing through the inflection point

	(Unaudited and in '000s) Three Months Ended September 30,			
	2015	2014	$ Change	% Change
REVENUES				
Residential Video	$81,209	$87,188	-$5,979	-6.9%
Residential Data	$73,074	$66,296	$6,778	10.2%
Residential Phone	$11,950	$15,150	-$3,200	-21.1%
Business Services	$22,436	$19,479	$2,957	15.2%
Advertising Sales	$7,271	$8,631	-$1,360	-15.8%
Other	$2,275	$2,943	-$668	-22.7%
Total Revenue	$198,215	$199,687	-$1,472	-0.7%
Operating Expenses	$120,791	$126,815	-$6,024	-4.8%
Adjusted EBITDA[1]	$77,424	$72,872	$4,552	6.2%
Margin	*39.1%*	*36.5%*		*+260bp*
Capital Spending	$31,418	$52,290	-$20,872	-39.9%
Share of Revenue	*15.9%*	*26.2%*		
Free Cash Flow[2]	$46,006	$20,582	$25,424	123.5%

[1] See Adjusted EBITDA definition and reconciliation in the Appendix
[2] See Free Cash Flow definition and reconciliation in the Appendix.

Our abundant liquidity, low leverage and meaningful free cash flow has us looking for attractive investment scenarios

Maturity stack ($mm)

LTM[1] Leverage	1.8x
Liquidity (Cash + available R/C)	$345mm
Weighted average life	6.6 years
Weighted average cost of debt	5.0%



Revolving credit facility due 2020
Term loan facility due 2020
Unsecured senior notes due 2022
$300
200
100
$450
2015
2016
2017
2018
2019
2020
2021
2022

Debt by tranche ($mm)

	Amount	Pricing	Maturity	LTM Leverage[1]
Cash as of September 30, 2015	$145			
Revolving credit facility ($200mm)	0	L + 150 bps	Jun-2020	
Senior secured term loan A	100	L + 150 bps	Jun-2020	0.3x
Senior unsecured notes	450	5.75%	Jun-2022	1.5x
Total debt	**$550**			**1.8x**
Net debt	**$405**			**1.3x**

[1] Based on LTM 9/30/15 Adjusted EBITDA of $310 million. See Adjusted EBITDA definition and reconciliation in the Appendix.

Business Services offer high growth, high margins and years of opportunity

Monthly Business Services Revenue ($mm)



Business Services persistently adds about $1m in annualized revenue per month with consistently high margins
$7
$6
$5
$4
$3
$2
$1
$0
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15

Annual Business Services Revenue ($mm)



$30
$44
$53
$64
$77
$90
2010
2011
2012
2013
2014
3Q15*

* 3Q15 annualized.

LTM Revenues and shares ($mm)

	Revenue	Share
Data	$40	46%
Video	$20	23%
Voice	$17	20%
Enterprise	$9	10%
Total	$85	100%

In-market Opportunity Estimates

SMB ~ 31% Market Share Estimate

16% penetration of voice market share

32% of penetration of data market share

ENTERPRISE ~8% Market Share Estimate

$101M of spend available within 500 ft. of plant

- $77M fiber opportunity
- $24M advance voice services opportunity

Heavy investments in the Residential Data business are starting to pay off

Heavy HSD Investments (2013-2016)

- *Completing all-digital conversion*
- *Replacing all CMTS*
- *Increasing channel bonding from 4 to 32*
- *Doubling the number of nodes*

Significant Customer Benefits

- *Spring 2015* *Increased top speed to 100M*
- *Fall 2015* *Increased standard speed to 100M*
- *Fall 2015* *Increase top speed to 200M*
- *2016* *Increase top speed to 1G - GigaONE*

Slide from Cable ONE Equity Road Show Presentation – June , 2015 Updated for 3rd Quarter 2015

HSD renewal intentions (4th quarter averages)



95%
90%
85%
80%
83%
88%
92%
92%
Q4 2012
Q4 2013
Q4 2014
Q3 2015

Residential HSD ARPU and PSU Growth Rate



12-month PSU Growth
$56
$54
$52
$50
$48
$46
0.7%
1.9%
2.1%
2.1%
$47.67
$48.35
$49.43
$53.26
+7.7%
2012
2013
Q3 2014
Q3 2015

Source: Company filings, Significance Inc. (a market research firm for Fortune 500 companies)

Cable ONE's operating focus is on long-term free cash flow growth, not short-term revenue or unit growth. We switched from a video-centric triple-play strategy to a Residential Data and Business Services strategy in 2012.

We like the early results and long-term prospects.

Appendix

- Use of Non-GAAP Financial Metrics
- Reconciliation of Net Income to Adjusted EBITDA
- Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow

Use of Non-GAAP Financial Metrics

The Company uses certain measures that are not defined by Generally Accepted Accounting Principles (GAAP) to evaluate various aspects of its business. Adjusted EBITDA, Adjusted EBITDA Margin (labeled "Margin" in this presentation) and Free Cash Flow are non-GAAP financial measures and should be considered in addition to, not as a substitute for, net income or cash flows from operating activities reported in accordance with GAAP. These terms, as defined by Cable ONE, may not be comparable to similarly titled measures used by other companies. Adjusted EBITDA and Adjusted EBITDA Margin are reconciled to net income, and Free Cash Flow is reconciled to net cash provided by operating activities in this Appendix.

"Adjusted EBITDA" is defined as net income plus net interest expense, provision for income taxes, depreciation and amortization, equity-based and cash-based compensation expense, (gain) loss on deferred compensation, (gain) loss on disposal of fixed assets, other (income) expense, net and other unusual operating expenses, as defined in this Appendix. As such, it eliminates the significant non-cash depreciation and amortization expense that results from the capital-intensive nature of the Company's business as well as other non-cash or special items and is unaffected by the Company's capital structure or investment activities. This measure is limited in that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenues and the cash cost of financing. These costs are evaluated through other financial measures.

"Adjusted EBITDA Margin" is defined as Adjusted EBITDA divided by total revenues.

"Free Cash Flow" is defined as net cash provided by operating activities excluding the impact of capital expenditures, interest expense, provision for income taxes, changes in operating assets and liabilities and other unusual operating expenses, as defined in this Appendix. In addition, as further discussed below, "Free Cash Flow" is equal to Adjusted EBITDA less capital expenditures.

The Company uses Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow to assess its performance and its ability to fund operations and make additional investments with internally-generated funds. In addition, Adjusted EBITDA generally correlates to the leverage ratio calculation under the Company's credit facilities and outstanding 5.75% senior unsecured notes due 2022 to determine compliance with the covenants contained in the facilities and notes. For the purpose of calculating compliance with leverage covenants, the Company uses a measure similar to Adjusted EBITDA.

The Company believes Adjusted EBITDA and Adjusted EBITDA Margin are appropriate measures for evaluating itself. Adjusted EBITDA, Adjusted EBITDA Margin and similar measures with similar titles are common performance measures used by investors, analysts and peers to compare performance in the Company's industry, although the Company's measures of Adjusted EBITDA and Adjusted EBITDA Margin may not be directly comparable to similar measures reported by other companies.

The Company believes that Free Cash Flow is useful as it is one of several indicators of the Company's ability to service debt, make investments and/or return capital to its shareholders. The Company also believes that Free Cash Flow is one of several benchmarks used by investors, analysts and peers for comparison of performance in the Company's industry, although its measure of Free Cash Flow may not be directly comparable to similar measures reported by other companies. The closest equivalent GAAP financial metric to Free Cash Flow is net cash provided by operating activities, as set forth in this Appendix. The Company believes Free Cash Flow is a useful metric because it also equals Adjusted EBITDA, less capital expenditures, showing the Company's performance while taking into account cash outflows.

Reconciliation of Net Income to Adjusted EBITDA

($mm)

	2010	2011	2012	2013	2014	LTM 1Q15	LTM 3Q15
REVENUES	$779	$779	$805	$826	$815	$809	$805
NET INCOME	$96	$98	$94	$105	$147	$146	$91
Plus: Interest expense, net	-	-	-	-	-	0	10
Provision for income taxes	62	53	56	60	91	89	56
Depreciation and amortization	125	127	127	126	134	137	140
Equity-based compensation expense	2	3	3	3	2	2	7
Cash-based compensation expense	2	2	1	2	(0)	(0)	0
(Gain) loss on deferred compensation	1	(0)	2	3	2	2	0
Other (income) expense, net	0	0	0	0	(74)	(74)	(0)
Other (gain) loss	(0)	(2)	4	3	1	1	2
Billing system implementation costs	-	-	-	-	2	2	5
ADJUSTED EBITDA	$289	$280	$286	$300	$305	$304	$310
Adjusted EBITDA Margin	*37.1%*	*36.0%*	*35.5%*	*36.4%*	*37.5%*	*37.6%*	*38.5%*

Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow

($mm)

	Q3 2015	Q3 2014	$ Change	% Change
Net cash provided by operating activities	$77	$38	$40	106%
Capital expenditures	-31	-52	21	-40%
Billing system implementation costs	1	1	0	-14%
Interest expense	8	0	8	NM
Pre-spin performance-based compensation expense	0	0	0	-100%
(Gain) loss on deferred compensation	0	1	-1	-166%
Other (income) expense, net	0	0	0	NM
Provision for income taxes	12	43	-31	-72%
Benefit (provision) for deferred income taxes	12	-2	14	NM
Changes in operating assets and liabilities	-32	-7	-24	NM
Free Cash Flow	$46	$21	$25	124%
Adjusted EBITDA	$77	$73	$5	6%
Less: Capital expenditures	-31	-52	21	-40%
Free Cash Flow	$46	$21	$25	124%

CABLE ONE®